Exhibit 31.3

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence J. Johnson, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K for the annual period ended December 31, 2017 of Fogo de Chao, Inc.; and

2.	Based on my knowledge, this Amendment No. 1 does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment No. 1.

Date: May 1, 2018	By:	/s/ Lawrence J. Johnson
Lawrence J. Johnson
Chief Executive Officer